SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSURANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2001

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10585	13-4996950

(State or Other Jurisdiction or Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

409 N. Harrison Street, Princeton, New Jersey		08543

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 683-5900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

      (a) On May 18, 2001, Church & Dwight Co., Inc., a Delaware corporation, through its wholly owned subsidiary, US Acquisition Corp., a Delaware corporation, completed its previously disclosed tender offer for the outstanding shares of common stock of USA Detergents, Inc., a Delaware corporation. The details of the tender offer were disclosed in a Tender Offer Statement on Schedule TO, filed with the SEC on April 12, 2001 and subsequently amended (the “Schedule TO”). According to the Depositary’s final report, 11,318,679 shares were validly tendered and not withdrawn as of the expiration of the tender offer, representing approximately 79.7% of the outstanding USA Detergents shares. Church & Dwight Co. also owns 2,142,857 USA Detergents shares acquired prior to the tender offer, representing approximately 15% of the outstanding USA Detergents shares. On May 21, 2001, US Acquisition Corp. accepted for payment all of the shares validly tendered according to the terms of the tender offer. When combined with the shares accepted in the tender offer, US Acquisition Corp. beneficially owns a total of 13,461,536 shares representing 94.8% of the outstanding shares.

      On May 25, 2001, Church & Dwight Co. completed a short-form merger of US Acquisition Corp. with and into USA Detergents.

      The source of funds used to acquire the USA Detergents shares was previously disclosed in the Schedule TO and the definitive agreement relating to the financing used to acquire the USA Detergents shares is filed as Exhibit 10 to this Current Report on Form 8-K.

      (b)  USA Detergents is a manufacturer and marketer of laundry and household cleaning products. Church & Dwight Co. currently intends to devote the USA Detergents assets to the continuation of the business operations of USA Detergents, substantially as they were conducted prior to the completion of the merger.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Financial Statements of Business Acquired and Pro Forma Financial Information.

The financial statements and pro forma financial information required by this item will be filed by Church & Dwight Co.
no later than August 6, 2001.

(c) Exhibits.

      The following exhibits are filed with this Current Report on Form 8-K.

Exhibit
Number	Description

10
Credit Agreement, dated as of May 23, 2001, by and among Church & Dwight Co., the several banks and other financial institutions or entities from time to time parties to the Agreement as Lenders, Fleet National Bank, National City Bank, First Union National Bank, PNC Bank, and The Chase Manhattan Bank, as administrative agent.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registration has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC., a Delaware Corporation

	By:	/s/ Robert A. Davies III

Robert A. Davies III Chief Executive Officer
Date: June 5, 2001

Exhibit Index

Exhibit
Number	Description

10
Credit Agreement, dated as of May 23, 2001, by and between Church & Dwight, the several banks and other financial institutions or entities from time to time parties to the Agreement as Lenders, Fleet National Bank, National City Bank, First Union National Bank, PNC Bank, and The Chase Manhattan Bank.